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EXHIBIT 10.22


                               SECURITY AGREEMENT

SECURITY AGREEMENT made as of September 30, 2002, between STRONGHOLD TECHNOLOGIES, INC. , a Nevada Corporation (the "Debtor") , with its principal office at 777 Terrace Avenue, Hasbrouck Heights, NJ 07604 and UNITEDTRUST BANK (the "Bank"), with an office at 1130 Route 22 East, P.O.Box 6000, Bridgewater, NJ.

1. Grant of Security Interest. To induce the making and continuation of all the Debtor's present and future liabilities to the Bank under any promissory note, guaranty or other obligation to the Bank and to secure all of those obligations, whether direct or indirect, absolute or contingent, joint or several, presently existing or hereafter incurred (the "Obligations") the Debtor hereby grants to the Bank a continuing first lien security interest in all of the Debtor's right, title and interest in and to the following described property (together with all accessions and additions thereto, substitutions therefore, and proceeds and products thereof, being called the "Collateral"):

(a) all machinery, furniture, fixtures, equipment and other personal property of the Debtor, now existing and hereafter acquired;

(b) all work in process, goods, materials and inventory of the Debtor, now existing and hereafter acquired;

(c) all accounts, claims for monies due and other accounts receivable of the Debtor, now existing and hereafter arising;

(d) all general intangibles, copyrights, trademarks, patents, licenses, and franchises of the Debtor, now existing and hereafter arising;

(e)  all  documents,  instruments,   investment  property,  chattel  paper,  and
promissory notes of the Debtor, now existing and hereafter acquired; and

(f) all other tangible and intangible property and assets of the Debtor, now existing and hereafter acquired.

All terms in this paragraph 1 shall include, but not be limited to, any definitions thereof contained in the New Jersey Uniform Commercial Code, as the same may be amended, from time to time.

2. Nature of Use. The Debtor represents and warrants that:

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(a) it is the owner of the Collateral  and has title thereto,  free and clear of all security interests, liens and encumbrances;

(b) the Collateral is used or bought for use primarily in business;

(c) if the Collateral is being acquired with the proceeds of a loan, the Bank is authorized to disburse the proceeds of the loan directly to the seller of the Collateral; and

(d) if the Collateral consists of goods which are or are to become fixtures, the description of the real property to which the goods are attached or are to be attached, and the name of the owner of such real property (if different from the Debtor), are as follows: None.

3. Location of Collateral. The Debtor represents that the place where the Collateral will be kept is the same place as stated at the head of this agreement or the Borrower's offices in Virginia, located at 46040 Center Oak Plaza, Suite 160, Sterling, VA 20166.. The Debtor will notify the Bank promptly, of any change in such location(s).

4. Covenants. So long as any of the Obligations remain unpaid, the Debtor agrees to:

(a)  keep  the  Collateral  free  from  all  security   interests,   liens,  and
encumbrances other than those granted to the Bank;

(b) keep the Collateral insured, at its own cost and expense, naming the Bank as an insured, under a lender's loss payable endorsement (or in any other manner designated by the Bank) , in such amounts, with such insurers, under such endorsements, and against such risks as may be acceptable to the Bank, and, on request, to deliver the policies evidencing such insurance to the Bank;

(c) execute all documents requested by the Bank to perfect or preserve the Bank's security interest in the Collateral (and authorizes the Bank to execute any such documents as its attorney-in-fact) and pay the cost of filing such documents;

(d) maintain such records and information with respect to the Collateral and its financial condition and operations, as the Bank may, from time to time, require, and allow the Bank to inspect such records and information and supply copies of such records and information to the Bank; and

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(e)  immediately  inform  the Bank of any  change  in its  name,  ownership,  or business structure.

If the Debtor fails to keep the Collateral insured as provided herein or fails to pay any tax upon or other charge or claim against the Collateral, the Bank may, in addition to any other remedy it may have (under this agreement or otherwise) pay the cost of such insurance or the amount of such tax, other charge or claim, and the amount so paid, together with interest at the highest rate of interest then allowable on the Obligations secured hereby, shall be paid to the Bank by the Debtor upon demand, and, until so paid, shall be a liability of the Debtor secured by this Agreement.

5. Default. If:

(a) the Debtor or other obligor of any Obligation secured by this agreement defaults in the payment of any Obligation or other liability now existing or hereafter arising, to the Bank or any third party;

(b) a default shall occur under the terms of any note, guaranty, loan agreement or any other document which evidences or secures any Obligation secured by this agreement;

(c) a petition in bankruptcy is filed by or against the Debtor or other obligor of any Obligation secured by this agreement;

(d) a receiver is appointed for the Debtor;

(e) the Debtor makes an assignment for the benefit of creditors;

(f) the Debtor becomes a party to any proceeding for an adjustment, settlement, arrangement, extension or composition of, or other relief from, its debts;

(g) there is a breach of any representation, warranty, covenant or agreement made herein by the Debtor;

(h) the Debtor has misrepresented any material fact herein or has made or hereafter makes such misrepresentation in any statement to the Bank, or in any writing supplemental or ancillary hereto; or

(i) any event occurs which, in the Bank's absolute discretion, impairs the financial responsibility or condition of the Debtor or the value of the Collateral or the Bank's security interest therein;

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then,  in any such event  (each,  an "Event of  Default"),  the Bank may, at its option, declare all Obligations secured hereby immediately due and payable, and the Bank may require the Debtor to assemble the Collateral and make it available to the Bank at a place which is reasonably convenient to the Bank and the Debtor. In addition, the Bank shall have, and may exercise, all the rights and remedies conferred upon secured parties by the Uniform Commercial Code and other applicable laws. The Debtor hereby irrevocable appoints the Bank as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, upon the occurrence of an Event of Default, to take any action and to execute any instrument that the Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (a) to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to any third person, and (b) to file any claims, to take any action or institute any proceedings which the Bank may deem necessary or desirable to enforce the rights of the Bank with respect to any of the Collateral.

6. Notification of Obligors. At any time, prior to or after default by the Debtor, the Bank may notify the obligors on any of the Collateral of the existence of its security interest and direct them to make payments directly to the Bank. The Debtor, at the request of the Bank, shall also take such actions and hold any sums received from such obligors in trust for the Bank. Until such time as the Bank elects to exercise such rights, the Debtor is authorized, as agent of the Bank, to collect and enforce those obligations.

7. Duties with respect to Collateral. The Bank shall have no duty to:

(a) collect, preserve, protect, insure or care for the Collateral or any proceeds thereof;

(b) preserve rights of the Debtor or others;

(c) realize on the Collateral or any proceeds; or

(d) marshal the assets of the Debtor.

8. Costs of Enforcement. The Bank's reasonable expenses of realizing upon the Collateral, including attorneys' fees, shall be paid by the Debtor. Any notification of a sale or other disposition of the Collateral (or of other action by the Bank) required to be given by the Bank, will be sufficient if given personally or mailed by certified mail, not less than five (5) days prior to the day on which such sale or other disposition will be made, and such notification shall be deemed reasonable notice.


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9.  Miscellaneous.  The waiver by the Bank of any  default  hereunder  or of any provision hereof shall not discharge the Debtor from liability hereunder and such waiver shall be limited to the particular event of default or to the particular provision and shall not operate as a waiver of any subsequent default or of any other provision.

If there is more than one person or entity executing this agreement as Debtor, their obligations hereunder shall be joint and several.

This agreement and the rights of the parties hereto shall be governed by the laws of the State of New Jersey and shall be binding upon and inure to the benefit of the Bank, the Debtor, and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the undersigned have caused this agreement to be executed the day and year first above written.

Attest:                                 Stronghold Technologies, Inc.,
                                        a Nevada corporation


/s/ Karen Jackson                       By: /s/ Christopher J. Carey
---------------------------------           -----------------------------------
Karen Jackson, Asst. Secretary              Christopher J. Carey, President



Witness:                                UnitedTrust Bank


/s/ James R. Ottobre                    By: /s/ Robert L. Birkhahn
---------------------------------           -----------------------------------
James R. Ottobre, Esq.                      Robert L Birkhahn, Vice President



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